Exhibit 27(p): Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro, Tamara Saverine, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-278458	333-294117
033-61897	033-76002	333-207045	333-109622	333-153730	333-278858	333-294118
033-64277	033-75988	333-01107	333-109860	333-167182	333-288655	333-294119
033-75248	033-75992	333-09515	333-129091	333-167680	333-294111
033-75962	033-76004	333-27337	333-130822	333-278455	333-294112
033-75974	033-76018	333-56297	333-130825	333-278456	333-294114
033-75980	033-79122	333-72079	333-130826	333-278457	333-294115

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582	811-09002

I hereby ratify and confirm on this 20th day of March, 2026, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Amelia J. Vaillancourt

Amelia J. Vaillancourt, Director and President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro, Tamara Saverine, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-278458	333-294117
033-61897	033-76002	333-207045	333-109622	333-153730	333-278858	333-294118
033-64277	033-75988	333-01107	333-109860	333-167182	333-288655	333-294119
033-75248	033-75992	333-09515	333-129091	333-167680	333-294111
033-75962	033-76004	333-27337	333-130822	333-278455	333-294112
033-75974	033-76018	333-56297	333-130825	333-278456	333-294114
033-75980	033-79122	333-72079	333-130826	333-278457	333-294115

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582	811-09002

I hereby ratify and confirm on this 18th day of March, 2026, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Tony D. Oh

Tony D. Oh, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro, Tamara Saverine, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-278458	333-294117
033-61897	033-76002	333-207045	333-109622	333-153730	333-278858	333-294118
033-64277	033-75988	333-01107	333-109860	333-167182	333-288655	333-294119
033-75248	033-75992	333-09515	333-129091	333-167680	333-294111
033-75962	033-76004	333-27337	333-130822	333-278455	333-294112
033-75974	033-76018	333-56297	333-130825	333-278456	333-294114
033-75980	033-79122	333-72079	333-130826	333-278457	333-294115

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582	811-09002

I hereby ratify and confirm on this 21st day of March, 2026, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ William Bainbridge

William T. Bainbridge, Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro, Tamara Saverine, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-278458	333-294117
033-61897	033-76002	333-207045	333-109622	333-153730	333-278858	333-294118
033-64277	033-75988	333-01107	333-109860	333-167182	333-288655	333-294119
033-75248	033-75992	333-09515	333-129091	333-167680	333-294111
033-75962	033-76004	333-27337	333-130822	333-278455	333-294112
033-75974	033-76018	333-56297	333-130825	333-278456	333-294114
033-75980	033-79122	333-72079	333-130826	333-278457	333-294115

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582	811-09002

I hereby ratify and confirm on this 18th day of March, 2026, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Curtis J. Heaser

Curtis J. Heaser, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro, Tamara Saverine, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-278458	333-294117
033-61897	033-76002	333-207045	333-109622	333-153730	333-278858	333-294118
033-64277	033-75988	333-01107	333-109860	333-167182	333-288655	333-294119
033-75248	033-75992	333-09515	333-129091	333-167680	333-294111
033-75962	033-76004	333-27337	333-130822	333-278455	333-294112
033-75974	033-76018	333-56297	333-130825	333-278456	333-294114
033-75980	033-79122	333-72079	333-130826	333-278457	333-294115

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582	811-09002

I hereby ratify and confirm on this 19th day of March, 2026, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Andrew J. Stocker

Andrew J. Stocker, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro, Tamara Saverine, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-278458	333-294117
033-61897	033-76002	333-207045	333-109622	333-153730	333-278858	333-294118
033-64277	033-75988	333-01107	333-109860	333-167182	333-288655	333-294119
033-75248	033-75992	333-09515	333-129091	333-167680	333-294111
033-75962	033-76004	333-27337	333-130822	333-278455	333-294112
033-75974	033-76018	333-56297	333-130825	333-278456	333-294114
033-75980	033-79122	333-72079	333-130826	333-278457	333-294115

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582	811-09002

I hereby ratify and confirm on this 27th day of March, 2026, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Youssef A. Blal

Youssef A. Blal, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro, Tamara Saverine, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-278458	333-294117
033-61897	033-76002	333-207045	333-109622	333-153730	333-278858	333-294118
033-64277	033-75988	333-01107	333-109860	333-167182	333-288655	333-294119
033-75248	033-75992	333-09515	333-129091	333-167680	333-294111
033-75962	033-76004	333-27337	333-130822	333-278455	333-294112
033-75974	033-76018	333-56297	333-130825	333-278456	333294114
033-75980	033-79122	333-72079	333-130826	333-278457	333-294115

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582	811-09002

I hereby ratify and confirm on this 18th day of March, 2026, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Jay S. Kaduson

Jay S. Kaduson, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro, Tamara Saverine, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-278458	333-294117
033-61897	033-76002	333-207045	333-109622	333-153730	333-278858	333-294118
033-64277	033-75988	333-01107	333-109860	333-167182	333-288655	333-294119
033-75248	033-75992	333-09515	333-129091	333-167680	333-294111
033-75962	033-76004	333-27337	333-130822	333-278455	333-294112
033-75974	033-76018	333-56297	333-130825	333-278456	333-294114
033-75980	033-79122	333-72079	333-130826	333-278457	333-294115

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582	811-09002

I hereby ratify and confirm on this 25th day of March, 2026, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Neha Jha

Neha Jha, Director